SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  FORM 8-K/A
                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 12, 1997

                       NORFOLK SOUTHERN RAILWAY COMPANY
             (Exact name of Registrant as specified in its charter)

                               1-743; 1-3744;
         Virginia              1-4793; 1-546-2          53-6002016
   (State of Incorporation)   (Commission File No.)   (IRS Employer
                                                      Identification No.)

                            Three Commercial Place
                         Norfolk, Virginia  23510-2191
                   (Address of principal executive offices)

                               (757) 629-2682
                     (Registrant's telephone number)

                                  No Change
          (Former name or former address, if changed since last report)


          This Current Report on Form 8-K/A amends the Current Report on Form 8-K of Norfolk Southern Railway Company (the
     "Registrant") dated April 8, 1997, and filed on April 10, 1997, as amended by the Current Report on Form 8-K/A of the Registrant, dated and filed on May 1, 1997.

     Item 7(c).     Exhibits.

          23.1 Consent of Price Waterhouse LLP relating to the financial statements of Conrail Inc., incorporated by reference to Exhibit 23.1 to Norfolk Southern Corporation's Current Report on Form 8-K/A dated May 12, 1997.

          99.4 Pro forma consolidated financial statements of Norfolk Southern Corporation as of and for the year ended December 31, 1996, adjusted to reflect its acquisition of an interest in Conrail Inc., incorporated by reference to Exhibit 99.4 to Norfolk Southern Corporation's Current Report on Form 8-K/A dated May 12, 1997.


                                 SIGNATURES

                Pursuant to the requirements of the Securities
     Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: May 12, 1997

                                        NORFOLK SOUTHERN RAILWAY COMPANY
                                             (Registrant)

                                        By: /s/ Dezora M. Martin
                                            Dezora M. Martin
                                            Assistant Corporate Secretary


                               EXHIBIT INDEX

          Exhibit
          Number         Description

          23.1 Consent of Price Waterhouse LLP relating to the financial statements of Conrail Inc., incorporated by reference to Exhibit 23.1 to Norfolk Southern Corporation's Current Report on Form 8-K/A dated May 12, 1997.

          99.4 Pro forma consolidated financial statements of Norfolk Southern Corporation as of and for the year ended December 31, 1996, adjusted to reflect its acquisition of an interest in Conrail Inc., incorporated by reference to Exhibit 99.4 to Norfolk Southern Corporation's Current Report on Form 8-K/A dated May 12, 1997.